UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2007 (December 21, 2006)

Lightstone Value Plus Real Estate Investment Trust, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-117367	20-1237795
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

326 Third Street
Lakewood, New Jersey 08701
(Address, including zip code, of Principal Executive Offices)
Registrant's telephone number, including area code: (732) 367-0129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 27, 2006, Lightstone Value Plus Real Estate Investment Trust, Inc. (the “Registrant”) filed a Current Report on Form 8-K with regard to the December 21, 2006 acquisition of a retail shopping mall in Omaha, Nebraska (the “Property”), as described in the Current Report. This Amendment to the Current Report includes financial information relating to the Property.

Material factors considered by the Registrant in assessing the Property for acquisition included the Property’s location, demographics, quality of tenants, duration of in-place leases, scheduled rent increases, strong occupancy and the fact that the overall rental rate at the Property is comparable to market rates.

Item 9.01 Financial Statements and Exhibits.

(a)
Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Independent Auditors’ Report

Combined Statements of Revenues and Certain Operating Expenses

Notes to Combined Statements of Revenues and Certain Operating Expenses

(b)
Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Unaudited Pro Forma Consolidated Financial Information

Unaudited Consolidated Balance Sheet as of September 30, 2006

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2006

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005

Unaudited Notes to Pro Forma Consolidated Financial Statements

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits. None.

 INDEPENDENT AUDITORS’ REPORT

To the Member of
LVP Oakview Strip Center LLC

We have audited the accompanying combined statement of revenues and certain operating expenses of Oakview Plaza North and Oakview Plaza South (collectively, the “Property”) for the year ended December 31, 2005. This statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free from material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in this statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Lightstone Value Plus Real Estate Investment Trust, Inc. (the “Registrant”), as described in Note 1. This presentation is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Property for the year ended December 31, 2005, in conformity with the accounting principles generally accepted in the United States of America.

/s/ The Schonbraun McCann Group LLP

New York, New York
March 5, 2007

LVP OAKVIEW STRIP CENTER LLC
COMBINED STATEMENTS OF REVENUES AND
CERTAIN OPERATING EXPENSES

	For the nine months ended September 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operating Revenues
Base rents	$1,799,200	$2,365,923
Escalations and recoveries from tenants	383,732	522,895
Other income	7,400	6,879
	2,190,332	2,895,697

Certain Operating Expenses
Property operating expenses	145,294	208,563
Real estate taxes	284,260	375,546
Management fees	21,399	28,155
General and administrative	7,881	10,340
	458,834	622,604

Revenues in Excess of Certain
Operating Expenses	$1,731,498	$2,273,093

See accompanying notes to combined statements of revenues and certain operating expenses.

LVP OAKVIEW STRIP CENTER LLC
NOTES TO COMBINED STATEMENTS OF REVENUES AND
CERTAIN OPERATING EXPENSES
DECEMBER 31, 2005

1.	ORGANIZATION AND BASIS OF PRESENTATION

Oakview Plaza North and Oakview Plaza South (collectively, the “Property”) is a retail center located in Omaha, Nebraska. The Property consists of three single-story retail buildings located on approximately 19.6 acres of land and containing approximately 177,303 rentable square feet, as well as a site on which an additional 15,000 square feet of retail space can be developed. The Property was acquired on December 21, 2006 by LVP Oakview Strip Center LLC, a wholly-owned subsidiary of the Registrant’s operating partnership, Lightstone Value Plus REIT LP. The Property was purchased from Oakview Plaza North, LLC (“Oakview”), Frank R. Krejci, Vera Jane Krejci, George W. Venteicher and Susan J. Venteicher (Oakview, Mr. and Mrs. Krejci and Mr. and Mrs. Venteicher, collectively, “Seller”), each an unaffiliated third party.

Presented herein is the combined statements of revenues and certain operating expenses related to the operation of the Property.

The accompanying combined statements of revenues and certain operating expenses was prepared for the purpose of complying with the provision of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The combined statements of revenues and certain operating expenses includes the historical revenues and certain operating expenses of the Property, exclusive of items that may not be comparable to the proposed future operations of the Property, such as interest income, mortgage interest expense, depreciation and amortization expense, and certain corporate expenses.

2.	SIGNIFICANT ACCOUNTING POLICIES

a.	Revenue Recognition

Revenues related to operating leases are recognized on a straight line basis over the lease term, regardless of when payments are due. The base rent stated in the combined statements of revenues and certain operating expenses includes straight-line rental revenues of approximately $169,000 for the year ended December 31, 2005 and $6,700 (unaudited) for the nine months ended September 30, 2006.

b.	Escalations and Recoveries from Tenants

Certain operating expenses incurred in the operation of the Property are recoverable from the tenants. The recoverable amounts are based on actual expenses incurred. Expense recoveries are recognized as revenue in the period in which the applicable costs are incurred.

LVP OAKVIEW STRIP CENTER LLC
NOTES TO COMBINED STATEMENTS OF REVENUES AND
CERTAIN OPERATING EXPENSES
DECEMBER 31, 2005

2.	SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.	Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) required management to use judgment in the application of accounting policies, including making estimates and assumptions that affect the reported amounts of revenues and expenses during a reporting period. The most significant assumptions and estimates relate to revenue recognition and the ability to collect trade accounts receivable. Application of these assumptions requires the exercise of judgment as to future uncertainties and, as a result, actual results could differ from these estimates.

3.	OPERATING LEASES

The Property is leased to tenants under long-term operating leases with expiration dates through 2018. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of, and/or increases in, real estate taxes and certain operating costs, as defined, and the pass-through of charges for electrical usage.

Expected future minimum annual rentals to be received from tenants under non-cancelable operating leases, excluding renewal options, in effect at December 31, 2005, were as follows:

2006	$2,403,000
2007	2,408,000
2008	2,465,000
2009	2,358,000
2010	1,947,000
Thereafter	8,404,000
$19,985,000

The total expected future minimum rentals presented above do not include amounts that may be received under leases for escalations and recoveries from tenants for expenses and other charges. For the year ended December 31, 2005 and the nine months ended September 30, 2006 (unaudited), five tenants approximated 86% and 81% of revenues, respectively.

At December 31, 2005 and the nine months ended September 30, 2006 (unaudited), the Property was approximately 97% occupied.

LVP OAKVIEW STRIP CENTER LLC
NOTES TO COMBINED STATEMENTS OF REVENUES AND
CERTAIN OPERATING EXPENSES
DECEMBER 31, 2005

4.	PROPERTY OPERATING EXPENSES

Property operating expenses consisted of the following for the year ended December 31, 2005 and the nine months ended September 30, 2006:

	Nine Months Ended September 30, 2006 (Unaudited)	Year Ended December 31, 2005
Cleaning	$6,672	$5,880
Grounds maintenance	26,952	34,448
Repairs and maintenance	17,051	3,743
Insurance	17,829	21,924
Security	34,674	61,552
Utilities	4,318	8,536
Snow removal	20,550	51,854
Parking lot maintenance	13,913	17,334
Other expenses	3,335	3,292
	$145,294	$208,563

5.	INTERIM UNAUDITED FINANCIAL INFORMATION

The combined statements of revenues and certain operating expenses for the nine months ended September 30, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of the combined statements of revenues and certain operating expenses for this interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Financial Information

On March 31, 2006, we acquired a 256,000 square foot retail outlet mall located in St. Augustine, Florida (“St. Augustine Outlets”), through LVP St. Augustine Outlets, LLC, a wholly owned subsidiary of Lightstone Value Plus REIT, L.P., our operating partnership (the “Partnership”). The acquisition price for St. Augustine Outlets was approximately $26.9 million, including acquisition-related transaction costs of approximately $.9 million. Approximately $4.5 million of the acquisition cost was funded with offering proceeds from the sale of our common stock and approximately $22.4 million was funded with a fixed rate loan secured by St. Augustine Outlets.

On June 30, 2006, we acquired four apartment communities located in suburban Michigan (the “Multifamily Properties”). The Multifamily Properties were acquired through four wholly-owned, single purpose subsidiaries of LVP Michigan Multifamily Portfolio LLC (“LVP MMP”), a newly formed venture we own jointly (1% membership interest) with the Partnership (99% membership interest). The aggregate acquisition price for the Multifamily Properties was approximately $44.2 million, including acquisition-related transaction costs. Approximately $4.6 million of the acquisition cost was funded with offering proceeds from the sale of our common stock and approximately $39.6 million was funded with a $40.7 million fixed rate loan secured by the Multifamily Properties.

On December 21, 2006, we acquired a retail center located in Omaha, Nebraska through LVP Oakview Strip Center LLC (the “Oakview Retail Center”), a wholly owned subsidiary of the Partnership. The aggregate acquisition price for the Oakview Retail Center was $33.5 million inclusive of transaction costs of approximately $.9 million. Approximately $6.0 million of the acquisition cost was funded with offering proceeds from the sale of our common stock and approximately $27.5 million was funded with a fixed rate mortgage loan secured by the Oakview Retail Center.

In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2006

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had acquired the Oakview Retail Center on September 30, 2006. This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statement of Operations and the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2006. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on September 30, 2006, nor does it purport to represent our future financial position.

	Se ptember 30, 2006 as Reported (a)	Pro Forma Adjustments (b)	Pro Forma September 30, 2006
Assets
Investment property:
Land	$13,435,415	$2,034,229	$15,469,644
Building, net	55,720,899	30,134,682	85,855,581
Net investment property	69,156,314	32,168,911	101,325,225

Cash	14,603,277	(6,484,309)	8,118,968
Restricted escrows	7,092,867	168,029	7,260,896
Accounts receivable and other assets	1,964,760	-	1,964,760
Acquired in-place lease intangibles, net	734,544	1,063,367	1,797,911
Deferred financing and leasing costs, net	409,877	780,898	1,190,775
Total Assets	$93,961,639	$27,696,896	$121,658,535

Liabilities and Stockholder’s Equity
Mortgage payable	$67,975,000	$27,500,000	$95,475,000
Accounts payable and accrued liabilities	1,368,595	-	1,368,595
Due to affiliate	268,369	-	268,369
Prepaid revenue and other liabilities	790,408	6,718	797,126
Acquired below market lease intangibles, net	359,499	190,178	549,677
	70,761,871	27,696,896	98,458,767

Minority interest	2,454,250	-	2,454,250

Stockholder’s equity:
Preferred shares, 10,000,000 shares authorized, none outstanding	-	-	-
Common stock, $.01 par value; 60,000,000 shares authorized,
2,463,924 shares issued and outstanding	24,639	-	24,639
Additional paid-in-capital	22,134,554	-	22,134,554
Accumulated deficit	(1,413,675)	-	(1,413,675)

Total stockholder’s equity	20,745,518	-	20,745,518

Total Liabilities and Stockholder’s Equity	$93,961,639	$27,696,896	$121,658,535

See accompanying unaudited notes to pro forma consolidated financial statements.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2006

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired the St. Augustine Outlets, Multifamily Properties and Oakview Retail Center on January 1, 2005. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2006, and the unaudited financial information and notes thereto of Oakview Retail Center for the nine months ended September 30, 2006 included elsewhere herein. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2005, nor does it purport to represent our future operations.

	Nine Months Ended September 30, 2006 as Reported (a)	Pro Forma Adjustments of Prior Acquisitions (b)	Consolidated Statement of Revenues and Certain Operating Expenses (c)	Pro Forma Adjustments		Pro Forma Nine Months Ended September 30, 2006

Real estate revenues	$4,563,891	$5,396,278	$2,190,332	$-		$12,150,501

Expenses
Property operating expense	1,743,398	2,101,564	145,294	-		3,990,256
Real estate taxes	502,350	620,182	284,260	-		1,406,792
Property management fees	196,354	229,516	21,399	88,118	(d)	535,387
Asset management fees	158,537	209,824	-	134,107	(e)	502,468
General and administrative	419,525	-	7,881	-		427,406
Depreciation and amortization	1,216,341	(54,551)		883,799	(f)	2,045,589
Total expenses	4,236,505	3,106,535	458,834	1,106,024		8,907,898

Operating income (loss)	327,386	2,289,743	1,731,498	(1,106,024)		3,242,603

Other income	371,532	22,071	-	-		393,603
Interest Expense	(1,495,697)	(1,631,855)	-	(1,166,946	) (g)	(4,294,498)
Loss allocated to minority interest	73	(62)	-	49	(h)	60

Net income (loss)	$(796,706)	$679,897	$1,731,498	$(2,272,921)		$(658,232)

Basic and diluted loss per common share	$(0.82)					$(0.39)

Basic and diluted weighted average shares outstanding	975,986	39,465		651,896	(i)	1,667,347

See accompanying unaudited notes to pro forma consolidated financial statements.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2005

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired the St. Augustine Outlets, Multifamily Properties and Oakview Retail Center on January 1, 2005. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our annual report on Form 10-K/A for the year ended December 31, 2005, and the financial information and notes thereto of Oakview Retail Center for the year ended December 31, 2005 included elsewhere herein. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2005, nor does it purport to represent our future operations.

	Year Ended December 31, 2005 as Reported (a)	Pro Forma Adjustments of Prior Acquisitions (b)	Combined Statements of Revenues and Certain Operating Expenses (c)	Pro Forma Adjustments		Pro Forma Year Ended December 31, 2005

Real estate revenues	$-	$14,020,068	$2,895,697	$-		$16,915,765

Expenses
Property operating expense	-	5,053,301	208,563			5,261,864
Real estate taxes	-	1,566,047	375,546			1,941,593
Property management fees	-	617,195	28,155	144,785	(d)	790,135
Asset management fees	-	375,098	-	179,300	(e)	554,398
General and administrative	117,571	-	10,340	-		127,911
Depreciation and amortization	-	2,609,461	-	1,181,636	(f)	3,791,097
Total expenses	117,571	10,221,102	622,604	1,505,721		12,466,998

Operating income (loss)	(117,571)	3,798,966	2,273,093	(1,505,721)		4,448,767

Interest Expense	-	(4,129,065)	-	(1,539,079	) (g)	(5,668,144)
(Income) loss allocated to minority
interest	1,164	(1,063)	-	66	(h)	167

Net income (loss)	$(116,407)	$(331,162)	$2,273,093	$(3,044,734)		$(1,219,210)

Basic and diluted loss per common
share	$(5.82)					$(0.77)

Basic and diluted weighted average
shares outstanding	20,000	911,100		651,896	(i)	1,582,996

See accompanying unaudited notes to pro forma consolidated financial statements.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2006

a.	Represents our historical balance sheet as of September 30, 2006. Certain reclassifications have been made to the previously reported financial statements to conform to the pro forma presentation.

b.
Reflects the acquisition of Oakview Retail Center as though the acquisition had occurred on September 30, 2006. The aggregate acquisition price for the Oakview Retail Center was $33.5 million, inclusive of transaction costs of approximately $.9 million. Approximately $6.0 million of the acquisition cost was funded with offering proceeds from the sale of our common stock and approximately $27.5 million was funded with a fixed rate mortgage loan secured by the Oakview Retail Center. Additional offering proceeds of approximately $.5 million were used to fund financing related costs and escrows for taxes and insurance.

The acquisition of Oakview Retail Center was accounted for in accordance with SFAS No. 141, “Business Combinations.” The total acquisition cost was allocated to acquired tangible assets, consisting of land, building and tenant improvements, and identified intangible assets and liabilities, consisting of the value of existing tenant relationships and the value of above and below market in-place leases, based in each case on their fair values.

The fair value of the tangible assets was determined by valuing the Oakview Retail Center as if it were vacant, based on management’s determination of the relative fair values of these assets. Management determined the as-if-vacant fair value of a property using methods to determine the replacement cost of the tangible assets.

In determining the fair value of the identified intangible assets and liabilities of Oakview Retail Center, above-market and below-market in-place lease values were recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market lease values and the capitalized below-market lease values are amortized as an adjustment to rental income over the initial lease term.

The aggregate value of in-place leases was determined by evaluating various factors, including an estimate of carrying costs during the expected lease-up periods, current market conditions and similar leases. In estimating carrying costs, management included real estate taxes, insurance and other operating expenses, and estimates of lost rental revenue during the expected lease-up periods based on current market demand. Management also estimated costs to execute similar leases including leasing commissions, legal and other related costs. The value assigned to this intangible asset is amortized over the remaining lease terms ranging from approximately two to 11 years. Optional renewal periods were not considered.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2006

a.
Represents our historical operations for the nine months ended September 30, 2006. Certain reclassifications have been made to the previously reported financial statements to conform to the pro forma presentation.

b.
Reflects pro forma adjustments for the acquisition of St. Augustine Outlets on March 31, 2006 and Multifamily Properties on June 30, 2006, as though each of these acquisitions had occurred on January 1, 2005.

c.	Reflects the historical revenues and certain expenses of the Oakview Retail Center.

d.
Reflects pro forma property management fees for Oakview Retail Center. The Oakview Retail Center is managed by Beacon Property Management, an affiliate of our Advisor, for a fee of 5.0% of annual gross revenues, as defined in the property management agreement.

e.	Reflects pro forma asset management fees. Our investment in the Oakview Retail Center is managed by our Advisor for an annual asset management fee of 0.55% of the asset value.

f.
Reflects depreciation of the Oakview Retail Center real and personal property using the straight-line method over the estimated useful life of acquired assets and the amortization of acquired in-place lease intangibles using the straight-line method over an estimated 66 month average lease term.

g.	Reflects interest expense on the mortgage debt and the amortization of deferred financing costs over the 10 year term of the loan.

h.	Reflects the allocation of net earnings to the minority interest in the Partnership.

i.
To adjust historical weighted average number of shares of common stock outstanding to reflect the sale of a sufficient number of shares needed to fund the cash portion of our investment in the Oakview Retail Center.

j.
For the year ending December 31, 2006, the Company intends to make an election to be taxed as a real estate investment trust (a “REIT”), under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to be taxed as such beginning with its taxable year ending December 31, 2006. Accordingly, no provision for income taxes has been made.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005

a.	Represents our historical operations for the year ended December 31, 2005.

b.
Reflects pro forma adjustments for the acquisition of St. Augustine Outlets on March 31, 2006 and Multifamily Properties on June 30, 2006, as though each of these acquisitions had occurred on January 1, 2005.

c.	Reflects the historical revenues and certain expenses of the Oakview Retail Center.

d.
Reflects pro forma property management fees for the Oakview Retail Center. The Oakview Retail Center is managed by Beacon Property Management, an affiliate of our Advisor, for a fee of 5.0% of annual gross revenues, as defined in the property management agreement.

e.	Reflects pro forma asset management fees. Our investment in the Oakview Retail Center is managed by our Advisor for an annual asset management fee of 0.55% of the asset value.

f.
Reflects depreciation of the Oakview Retail Center real and personal property using the straight-line method over the estimated useful life of acquired assets and the amortization of acquired in-place lease intangibles using the straight-line method over an estimated 66 month average lease term.

g.	Reflects interest expense on the mortgage debt and the amortization of deferred financing costs over the 10 year term of the loan.

h.	Reflects the allocation of net earnings to the minority interest in the Partnership.

i.
To adjust historical weighted average number of shares of common stock outstanding to reflect the sale of a sufficient number of shares needed to fund the cash portion of our investment in the Oakview Retail Center.

j.
For the year ending December 31, 2006, the Company intends to make an election to be taxed as a real estate investment trust (a “REIT”), under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to be taxed as such beginning with its taxable year ending December 31, 2006. A net loss was reported for the year ended December 31, 2005. Accordingly, no provision for income taxes has been made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.

Date: March 5, 2007	By:	/s/ Michael Schurer
Michael Schurer Chief Financial Officer and Treasurer